Exhibit 10.3

THIS NOTE AND SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. THIS NOTE AND SUCH SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THIS NOTE AND SUCH SHARES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

MOSYS, INC.

10% SENIOR SECURED CONVERTIBLE NOTE DUE AUGUST 15, 2018

Name and Address of Registered Holder
(or Assignee) to whom Interest and	(Print or type name of Holder)
Principal is to be paid under this Note
(“Holder”)
[

Attn: ]

[ ]Million and no/00 Dollars $[ ],000,000.00)
Principal Amount

Maturity Date on which Principal is	August 15, 2018
due to Holder

MoSys, Inc. agrees to pay and perform the accompanying terms of this Note in accordance therewith. The rights and obligations of Holder are subject to the accompanying terms of this Note.

Executed by the undersigned duly authorized officer of the Company at the Company’s principal office in Santa Clara, California as of March   , 2016.

MOSYS, INC.

By:

Its:

1.                                      INTEREST

MoSys, Inc., a Delaware corporation (the “Company”, which term shall include any successor corporation under the Purchase Agreement hereinafter referred to), promises to pay interest on the principal amount of this Note at the rate of ten percent (10%) per annum. The Company shall pay interest semiannually on August 15 and February 15 of each year, commencing on August 15, 2016. Interest on the Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Purchase Agreement Closing Date; provided, however, that if there is not an existing default in the payment of interest and if this Note is authenticated between a record date referred, to on the face hereof and the next succeeding interest payment date, interest shall accrue from such interest payment date. Interest will be computed on the basis of a 365-day year and 30-day months.

2.                                      METHOD OF PAYMENT

The Company shall pay interest on this Note (except defaulted interest) to the person who is the Holder of this Note at the close of business on the related interest payment date. The Holder must surrender this Note to the Company to collect payment of principal. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. If there is no pending Event of Default under the Loan Documents as of the interest payment date for which interest will be paid the Company may, however, upon 15 days’ prior written notice to the Holder or Purchaser’s Agent, pay interest due by issuing a new Note in the principal amount of the interest due, and in all other respects having terms identical to this Note, and may convert accrued and unpaid interest as of the Conversion Date into Shares in accordance with Section 2.8 of the Purchase Agreement. The Company will pay principal due upon surrender of Notes by check sent to the Holder’s address on the books and records of the Company, or, if the Holder has provided wire transfer instructions to the Company at least five Business Days prior to the payment date, in immediately available funds by wire transfer.

3.                                      PURCHASE AGREEMENT

This Note is one of a duly authorized issue of Notes of the Company designated as its 10% Senior Secured Convertible Notes Due August 15, 2018 (the “Notes”) issued under the Purchase Agreement. The terms of this Note include those stated in the Purchase Agreement. The Notes are secured obligations of the Company and are convertible upon the conditions stated in the Purchase Agreement and the Note.

4.                                      SECURITY INTEREST; ADDITIONAL SECURED CREDITORS

This Note is secured by all of the assets of the Company in accordance with the terms and subject to the conditions of the Security Agreement dated as of the Purchase Agreement Closing Date among the Company, Purchasers’ Agent, and the Purchasers. In case of an Event of Default, the Purchasers shall have the rights set forth in the Security Agreement; provided that such rights shall be subject to such senior or contemporaneous rights of the Senior Lender as may be agreed by Purchasers’ Agent and the Company with the Senior Lender as permitted under the Purchase Agreement.

5.                                      DEFAULT

If an Event of Default shall occur, the aggregate unpaid principal balance plus accrued and unpaid interest on this Note shall become or may be declared to be due and payable in the manner and with the effect provided in the Loan Documents.

6.                                      REPURCHASE OF NOTES AT OPTION OF HOLDER UPON A FUNDAMENTAL CHANGE

A.            Subject to the terms and conditions of the Purchase Agreement, if a Fundamental Change occurs at any time prior to the Maturity Date, the Holder will, upon receipt of the notice of the occurrence of a Fundamental Change, have the right to require the Company to repurchase any or all of such Holder’s Notes for cash in an amount equal to 120% of the principal amount of the Notes to be repurchased plus accrued and unpaid interest, if any, to (but not including) the Fundamental Change Repurchase Date, unless such Fundamental Change Repurchase Date falls after an interest payment record date and on or prior to the corresponding interest payment date, in which case the Fundamental Change Repurchase Price will include the full amount of accrued and unpaid interest payable on such interest payment date to the Holder of record at the close of business on the corresponding interest payment record date. Subject to Section 3.1 of the Purchase Agreement, on or before the 10th Business Day prior to the effective date of a Fundamental Change, or as soon as practicable after the occurrence of a Fundamental Change described in Section 1.11(c) of the Purchase Agreement, the Company will provide to the Holder and Purchasers’ Agent a notice of the occurrence of the Fundamental Change and of the resulting repurchase right. To exercise the repurchase right, the Holder must deliver a Repurchase Exercise Notice duly completed to the Company as described in the Purchase Agreement.

B.            Holder has the right to withdraw any Fundamental Change repurchase notice, in whole or in part, by delivering to the Company a written notice of withdrawal in accordance with the provisions of the Purchase Agreement.

C.            All interest shall cease to accrue on this Note (or portions thereof) immediately after such Fundamental Change Repurchase Date, and the Holder shall have no other rights as such other than the right to receive the Fundamental Change Repurchase Price upon surrender of the Note.

7.                                      OPTIONAL CONVERSION

A.            The Holder, at the Holder’s sole option, may convert the principal amount of this Note (or any portion thereof equal to $100,000 or any integral multiple of $100,000 in excess thereof) into Shares, and/or such other consideration as provided in Section 4 of the Purchase Agreement, at any time prior to the close of business on the last Business Day prior to the Maturity Date, at the Applicable Conversion Price (which is the Initial Conversion Price as adjusted from time to time in accordance with the Purchase Agreement) in effect on the

Conversion Date; provided, however, that, if such Note is submitted or presented for purchase pursuant to Section 3.1 of the Purchase Agreement, such conversion right shall terminate at the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date for such Note, or such earlier date as the Holder presents such Note for repurchase (unless the Company shall default in making the Fundamental Change Repurchase Price payment when due, as the case may be, in which case the conversion right shall terminate at the close of business on the date such default is cured and such Note is redeemed or purchased, as the case may be).  The Initial Conversion Price is $0.90 per Share, and the initial Conversion Rate is one Share per $0.90 principal amount of Note.  The Initial Conversion Price and the Conversion Rate are subject to adjustment as provided in the Purchase Agreement. All accrued and unpaid interest on the Note through the Business Day immediately preceding the Conversion Date shall be paid in accordance with Paragraph 2, provided that if the Company elected to pay the interest with the issuance of a new Note thereof, the full amount thereof shall be converted into additional Shares as Note principal.  Upon surrender of this Note for conversion and timely delivery to the Company of the Holder’s conversion notice (which may be submitted on Holder’s behalf by Purchaser’s Agent), the Company will issue, or will cause its transfer agent to issue, the Shares to the Holder on the requested Conversion Date.  No fractional Shares will be issued upon conversion; in lieu thereof, an amount will be paid in cash based upon the Closing Sale Price of the Common Stock on the Trading Day immediately prior to the Conversion Date.  The Shares when issued may be represented by book entry, or by certificates if so requested by Holder.

B.            To convert this Note under Paragraph 7A, the Holder must (a) complete and manually sign the conversion notice set forth below and deliver such notice to the Company at least 15 days in advance of the Conversion Date, (b) surrender the Note to the Company, (c) furnish appropriate endorsements and transfer documents if required by the transfer agent or the Company, and (d) pay any transfer or similar tax, if required.

C.            If Holder has delivered a Fundamental Change Repurchase Right Notice exercising the option of the Holder to require the Company to repurchase this Note, then this Note may be converted pursuant to Paragraph 7A only if the Fundamental Change Repurchase Right Notice is withdrawn by the Holder in accordance with the terms of the Purchase Agreement.

8.                                      DENOMINATIONS, TRANSFER, EXCHANGE

The Notes are issued without coupons in denominations of $100,000 and integral multiples of $100,000 and are recorded in the name of the Holder on the books and records of the Company. The Holder may register the transfer of or exchange of this Note in accordance with the Purchase Agreement. The Company may require the Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes or other governmental charges that may be imposed in relation thereto by law or permitted by the Purchase Agreement.

9.                                      PERSONS DEEMED OWNERS

The Holder of this Note may be treated as the owner of it for all purposes.

10.                               AMENDMENT, SUPPLEMENT AND WAIVER

Subject to certain exceptions, the Purchase Agreement or the Notes may be amended or supplemented with the consent of the Holders of at least a Majority-in-Interest of the Notes, and an existing default or Event of Default and its consequence or compliance with any provision of the Purchase Agreement or the Notes may be waived in a particular instance with the consent of the Holders of a Majority-in-Interest of the Notes. Without the consent of or notice to any Holder, the Company and the Purchasers’ Agent may amend or supplement the Purchase Agreement or the Notes to, among other things, cure any ambiguity, defect or inconsistency or make any other change that does not adversely affect the rights of any Holder.

11.                               SUCCESSOR ENTITY

When a successor corporation assumes all the obligations of its predecessor under the Notes and the Purchase Agreement in accordance with the terms and conditions of the Purchase Agreement, the predecessor corporation (except in certain circumstances specified in the Purchase Agreement) shall be released from those obligations.

12.                               NO RECOURSE AGAINST OTHERS

No past, present or future director, officer, employee, incorporator or stockholder of the Company, as such, shall have any liability for any obligations of the Company under the Notes, the Purchase Agreement or for any claim based on, in respect of, or by reason of, such obligations or their creation. The Holder of this Note by accepting this Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of this Note.

13.                               ABBREVIATIONS AND DEFINITIONS

Customary abbreviations may be used in the name of the Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and UGMA (= Uniform Gifts to Minors Act).

All terms used in this Note but not specifically defined herein are defined in the Purchase Agreement and are used herein as so defined.

14.                               PURCHASE AGREEMENT TO CONTROL; GOVERNING LAW

In the case of any conflict between the provisions of this Note and the Purchase Agreement, the provisions of the Purchase Agreement shall control.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

The Company will furnish to any Holder, upon written request and without charge, a copy of the Purchase Agreement. Requests may be made to: MoSys, Inc., 3301 Olcott Street, Santa Clara, CA 95054.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to:

(Insert assignee’s social security or tax I.D. number)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date:	Your Signature:

(Sign exactly as your name appears on the other side of this Note)
* Signature guaranteed by:

By:

* Signature(s) must have a Medallion signature guarantee.

CONVERSION NOTICE

To convert this Note into Common Stock of the Company, check the box: ☐

To convert only part of this Note into Common Stock of the Company, state the principal amount to be converted (must be $100,000 or an integral multiple of $100,000): $                       , and check the box: ☐

If you want the stock certificate made out in another person’s name, fill in the form below:

(Insert assignee’s social security or tax I.D. number)

(Print or type assignee’s name, address and zip code)

Date:	Your Signature:

(Sign exactly as your name appears on the other side of this Note)

* Signature guaranteed by:

By:

* Signature(s) must have a Medallion signature guarantee.

REPURCHASE EXERCISE NOTICE
UPON A FUNDAMENTAL CHANGE

To: MoSys, Inc.

The undersigned registered owner of this Note hereby irrevocably acknowledges receipt of a notice from MoSys, Inc. (the “Company”) as to the occurrence of a Fundamental Change with respect to the Company and requests and instructs the Company to redeem the entire principal amount of this Note, or the portion thereof (which is $100,000 or an integral multiple thereof) below designated, in accordance with the terms of the Purchase Agreement referred to in this Note at the Fundamental Change Repurchase Price, together with accrued interest to, but excluding, the Repurchase Date, to the registered Holder hereof.

Dated:

Signature(s)

Signature(s) must have a Medallion signature guarantee.

Medallion Signature Guarantee
Principal amount to be redeemed (in an integral multiple of $100,000, if less than all):

NOTICE: The signature to the foregoing Election must correspond to the name as written upon the face of the Note in every particular, without alteration or any change whatsoever.